UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 19, 2022

JANEL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Eighth Avenue, New York, New York 10011

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 373-5895

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) amends the Current Report on Form 8-K filed by Janel Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 23, 2022 (the “Original Form 8-K”) to provide the information required by Items 9.01(a) and (b) of Form 8-K related to the completion of the previously announced acquisition (the “Acquisition”) of 1,108,000 shares of common stock, par value $0.001 per share, of Rubicon Technology, Inc. (“Rubicon”), at a price per share of $20.00, in a cash tender offer made pursuant to the Stock Purchase and Sale Agreement, dated July 1, 2022, between the Company and Rubicon.  Except as otherwise stated above, all other information in the Original Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business or Funds Acquired.

The audited consolidated financial statements of Rubicon for the years ended December 31, 2021 and 2020 and unaudited condensed consolidated financial statements of Rubicon for the six months ended June 30, 2022 and 2021 are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Amendment and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information identified below giving effect to the Acquisition is attached as Exhibit 99.3 to this Amendment and incorporated herein by reference:

•	Pro forma balance sheet as of June 30, 2022

•	Pro forma statement of operations for the fiscal year ended September 30, 2021

•	Pro forma statement of operations for the nine months ended June 30, 2022

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Marcum LLP, independent registered public accounting firm of Rubicon Technology, Inc.

99.1
Audited consolidated financial statements of Rubicon Technology, Inc. for the years ended December 31, 2021 and 2020 (incorporated by reference to Part II, Item 8 of Rubicon Technology, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 28, 2022)

99.2
Unaudited condensed consolidated financial statements of Rubicon Technology, Inc. for the three and six months ended June 30, 2022 and 2021 (incorporated by reference to Part I, Item 1 of Rubicon Technology, Inc.’s Quarterly Report on Form 10-Q, filed with the SEC on August 12, 2022)

99.3	Unaudited pro forma financial information of Janel Corporation for the fiscal year ended September 30, 2021 and the nine months ended June 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: November 4, 2022	By:	/s/ Dominique Schulte
Name: Dominique Schulte
Title: Chief Executive Officer